Exhibit 99.1

FOR IMMEDIATE RELEASE

Wheeler Real Estate Investment Trust, Inc. Appoints Matthew Reddy as Chief Accounting Officer

Virginia Beach, VA – June 19, 2015 – Wheeler Real Estate Investment Trust, Inc. (NASDAQ:WHLR) (“Wheeler” or the “Company”) today announced that the Company has appointed Matthew Reddy as Chief Accounting Officer. In this newly created position, Mr. Reddy will oversee all aspects of the Company’s accounting department and will assist Wheeler’s chief financial officer in all aspects of accounting and regulatory compliance.

Prior to joining the Company, Mr. Reddy was the Assistant Vice President of Online Products at Liberty Tax Service (NASDAQ:TAX), a Virginia Beach, Virginia based retail income tax preparation firm. In this position, he managed the coordination and direction of the firm’s online tax business. While employed at Liberty Tax Service, Mr. Reddy also served in the roles of Director of Finance and Manager of Financial Reporting. His primary responsibilities in these positions included overseeing corporate forecasting, assisting in the planning and analysis of business and financial strategies, and managing the firm’s accounting team.

In addition to his employment with Liberty Tax Service, Mr. Reddy also worked at KPMG, LLP, a global network of professional firms that provides audit, advisory and tax services. As a Senior Auditor, Mr. Reddy was responsible for reviewing and auditing financial statements for national and multinational public companies to ensure accordance with U.S. Generally Accepted Accounting Principles and Securities and Exchange Commission regulations.

Jon S. Wheeler, the Company’s Chairman and Chief Executive Officer, commented, “We are very pleased to welcome Matt to Wheeler’s management team. We expect his extensive background in accounting combined with his leadership skills and knowledge of regulatory guidelines and accounting standards will prove invaluable in the continued development of the Company and aid in our future growth.”

Mr. Reddy is a Certified Public Accountant, and has a bachelor of business administration in accounting from James Madison University.

About Wheeler Real Estate Investment Trust Inc.
Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. is a fully-integrated, self-managed commercial real estate investment company focused on acquiring and managing income-producing retail properties with a primary focus on grocery-anchored centers. Wheeler’s portfolio contains well-located, potentially dominant retail properties in secondary and tertiary markets that generate attractive risk-adjusted returns, with a particular emphasis on grocery-anchored retail centers.

Additional information about Wheeler Real Estate Investment Trust, Inc. can be found at the Company’s corporate website: www.whlr.us.

Forward-looking Statement
The Company considers portions of the information in this press release relating to the appointment of Matthew Reddy as Chief Accounting Officer to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended. This press release includes forward-looking statements regarding the growth and development of the Company. Any statement describing the Company’s expectations, financial or other projections is a forward-looking statement and should be considered an at-risk statement. Such statements are subject to certain risks and uncertainties. The Company’s forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are not historical facts but are the intent, belief or current expectations of management based on its knowledge and understanding of the business and industry. As a result, investors are cautioned not to rely on these forward-looking statements. These and other risks concerning Wheeler are described in additional detail in the Company’s annual report on Form 10-K for the year ended December 31, 2014, which is on file with the SEC. Copies of these and other documents are available from the Company. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. For additional factors that could cause the operations of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's filings with the U.S. Securities and Exchange Commission which are available for review at www.sec.gov. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

CONTACT: -OR-	INVESTOR RELATIONS:

Wheeler Real Estate Investment Trust, Inc.	The Equity Group Inc.

Robin Hanisch	Terry Downs

Corporate Secretary	Associate

(757) 627-9088	(212)836-9615

robin@whlr.us	tdowns@equityny.com

Laura Nguyen	Adam Prior

Director of Capital Markets	Senior Vice-President

(757) 627-9088	(212)836-9606

lnguyen@whlr.us	aprior@equityny.com